THE ADVISORS’ INNER CIRCLE FUND III

MetLife Core Plus Fund

MetLife Multi-Sector Fixed Income Fund (the “Funds”)

Supplement Dated October 4, 2019 to the Funds’

Prospectus and Statement of Additional Information (the “SAI”),

each dated March 1, 2019, as supplemented July 1, 2019

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

Mr. Alfio Leone IV no longer serves as a portfolio manager of the MetLife Core Plus Fund and is no longer expected to serve as a portfolio manager of the MetLife Multi-Sector Fixed Income Fund upon its inception. Accordingly, all references to Mr. Leone are hereby deleted from the Prospectus and SAI.

Please retain this supplement for future reference.

LCP-SK-002-0100